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                                                                   EXHIBIT 10.62

                               SECOND AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT

     Second Amendment dated as of September 30, 1999 to Amended and Restated Revolving Credit Agreement (the "Second Amendment"), by and among TIER TECHNOLOGIES, INC., a California corporation (the "Company"), TIER TECHNOLOGIES (UNITED KINGDOM), INC., a Delaware corporation ("Tier UK" and, collectively with the Company, the "Borrowers" and each individually, a "Borrower") and BANKBOSTON, N.A. (the "Bank"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of May 28, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers and the Bank. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Bank have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  Amendment to (S)1 of the Credit Agreement.  Section 1.1 of the
            -----------------------------------------
Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

            St. George Facility. That certain loan facility in the
            -------------------
     aggregate principal amount of not more than $3,300,000 Australian Dollars provided from St. George Bank Limited to Tier Australia, such facility to be on substantially the terms set forth in the October 19, 1999 letter from St. George Bank Limited to Tier Australia, a copy of which has been provided to the Bank.

            Tier Australia.  As defined in Section 6.1(h).
            --------------

     (S)2.  Amendment to (S)5 of the Credit Agreement.  Section 5.8 of the
            -----------------------------------------
Credit Agreement is hereby amended by deleting the amount "$3,400,000" which appears in subparagraph (b) of Section 5.8 and substituting in place thereof the amount "$2,900,000".

     (S)3.  Amendment to Section 6 of the Credit Agreement.  Section 6 of the
            ----------------------------------------------
Credit Agreement is hereby amended as follows:
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                                      -2-

          (a) Section 6.1(g) of the Credit Agreement is hereby amended by (i) deleting the words "Indebtedness of a Foreign Subsidiary to the Company in the form of" which appear in Section 6.1(g) and substituting in place thereof the words "Indebtedness of a Foreign Subsidiary, other than Tier Australia, to the Company in the form of"; (ii) deleting the words "the Foreign Subsidiary" which appear in Section 6.1(g)(iv) and substituting in place thereof the words "such Foreign Subsidiary"; and (iii) deleting the amount "$3,000,000" which appears in Section 6.1(g)(v) and substituting in place thereof the amount "$2,000,000".

          (b) Section 6.1(h) of the Credit Agreement is hereby amended by (i) deleting the text of Section 6.1(h)(ii) in its entirety and substituting in place thereof the words "(ii) the aggregate principal amount of such loan does not exceed the lesser of (1) $1,000,000 and (2) an amount equal to (A) the aggregate purchase price for the assets of Simsion & Bowles Pty Ltd. to be acquired by Tier Australia on or prior to December 31, 1999 (the "S&B Acquisition") less (B) the aggregate principal amount of the St. George
                   ----
     Facility used to finance the S&B Acquisition"; and (ii) deleting the date "September 28, 1999" which appears in Section 6.1(h)(iii) and substituting in place thereof the date "November 30, 1999".

          (c) Section 6.1(i) of the Credit Agreement is hereby amended by deleting the word "and" which appears at the end of Section 6.1(i).

          (d) Section 6.1(j) of the Credit Agreement is hereby amended by deleting the period which appears at the end of Section 6.1(j) and substituting in place thereof a semicolon and the word "and".

          (e) Section 6.1 of the Credit Agreement is amended by inserting immediately after the text of Section 6.1(j) the following:

          (k) Indebtedness of Tier Australia to St. George Bank Limited pursuant to the St. George Facility.

          (f) Section 6.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" which appears at the end of Section 6.5(e); (ii) deleting the period which appears at the end of Section 6.5(f) and substituting in place thereof a semicolon and the word "and"; and (iii) inserting immediately at the end of Section 6.5(f) the following:

               (g) liens in favor of St. George Bank Limited on the assets of Tier Australia to secure the Indebtedness permitted by Section 6.1(k).

          (g) Section 6.10 of the Credit Agreement is hereby amended by (i) inserting immediately after the words "Foreign Subsidiaries" which appears in Section 6.10(ii) the words "other than Tier Australia"; and (ii) deleting the text of Section 6.10(iii) in its entirety and restating it as follows:
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                                      -3-

            (iii) Investments by the Company in Tier Australia with respect to Indebtedness permitted by Section 6.1(h) hereof so long as (1) Tier Australia remains a Subsidiary of the Company; (2) no Default or Event of Default has occurred and is continuing; (3) the aggregate amount of the Investment does not exceed the amount set forth in
            Section 6.1(h)(ii); (4) such Investment is made not later than November 30, 1999; (5) the proceeds of such Investment are used by Tier Australia to consummate the S&B Acquisition; and (6) such Investment is not made prior to the date of consummating the S&B Acquisition;

     (S)4.  Conditions to Effectiveness.  This Second Amendment shall not become
            ---------------------------
effective until the Bank receives the following:

            (a) a counterpart of this Second Amendment, executed by the Borrowers and the Banks; and

            (b) payment in cash of an amendment fee of $8,000 for the account of the Bank.

     (S)5.  Representations and Warranties.  The Borrowers hereby repeat, on and
            ------------------------------
as of the date hereof, each of the representations and warranties made by them in (S)4 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to
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such Credit Agreement as amended hereby.  In addition, each Borrower hereby represents and warrants that the execution and delivery by each Borrower and its Subsidiaries of this Second Amendment and the performance by such Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each such Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of such Borrower and its Subsidiaries.

     (S)6.  Ratification, Etc.  Except as expressly amended hereby, the Credit
            -----------------
Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)7.  No Waiver.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.
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     (S)8.  Counterparts.  This Second Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)9.  Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND
            -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                        TIER TECHNOLOGIES, INC.



                                        By: /s/ G.K. Ross
                                            -------------
                                        Title: EVP & CFO

                                        TIER TECHNOLOGIES
                                         (UNITED KINGDOM), INC.



                                        By: /s/ G.K. Ross
                                            -------------
                                        Title: Director

                                        BANKBOSTON, N.A.



                                        By: /s/ illegible
                                            -------------
                                        Title: Vice President